International Large Cap Growth Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DILRX)

Summary Prospectus

February 28, 2020

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2020, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on the Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

Investment Objective

The investment objective of the International Large Cap Growth Portfolio is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the International Large Cap Growth Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fee	0.23%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.31%
Fee Waiver and/or Expense Reimbursement**	0.01%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%
*

The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.25% to 0.23% effective February 28, 2020.

**

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the International Large Cap Growth Portfolio. The Amended and Restated Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the International Large Cap Growth Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$99	$173	$392

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PORTFOLIO TURNOVER

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the International Large Cap Growth Portfolio’s performance. During the most recent fiscal year, the International Large Cap Growth Portfolio’s portfolio turnover rate was 20% of the average value of its investment portfolio.

Principal Investment Strategies

The International Large Cap Growth Portfolio purchases securities of large, non-U.S. companies in countries with developed markets that the Advisor determines to have high profitability and valuation ratios relative to other non-U.S. large cap companies at the time of purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a large company within an eligible country, the greater its representation in the Portfolio. The Advisor may also adjust the representation in the International Large Cap Growth Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, valuation ratios, profitability, and other factors that the Advisor determines to be appropriate. The Advisor may overweight certain stocks, including smaller companies, lower relative price (value) stocks, and/or higher profitability stocks within the large-cap growth segment of developed ex U.S. markets. Companies are considered to have high valuation ratios primarily because a company’s shares have a high price in relation to their book value (a “price to book ratio”) when compared with other non-U.S. large cap companies. In assessing valuation ratios, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. Securities of companies that have high valuation ratios are often considered to be growth stocks. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Advisor uses for assessing valuation ratios or profitability are subject to change from time to time. The Advisor may also adjust the representation in the Portfolio of an eligible company, or exclude a company, that the Advisor believes to be negatively impacted by environmental, social or governance factors (including accounting practices and shareholder rights) to a greater degree relative to other issuers.

The International Large Cap Growth Portfolio intends to purchase securities of non-U.S. large cap companies that are eligible based on their valuation ratio and expected profitability and are associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the International Large Cap Growth Portfolio will invest at least 80% of its net assets in securities of large companies in the particular markets in which it invests. The Advisor determines the minimum market capitalization of a

International Large Cap Growth Portfolio Summary Prospectus    3

large company with respect to each country or region in which the Portfolio invests. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Portfolio with respect to each country or region. Based on market capitalization data as of December 31, 2019, for the International Large Cap Growth Portfolio, the market capitalization of a large company in any country in which the International Large Cap Growth Portfolio invests would be $1,822 million or above. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2019, the Advisor would consider a large company in the European Economic and Monetary Union (“EMU”) to have a market capitalization of at least $7,115 million, a large company in Norway to have a market capitalization of at least $2,829 million, and a large company in Switzerland to have a market capitalization of at least $8,197 million. These thresholds will change due to market conditions.

The International Large Cap Growth Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The International Large Cap Growth Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign and U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The International Large Cap Growth Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the International Large Cap Growth Portfolio that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Investment Strategy Risk: Securities that have high valuation ratios and high profitability may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

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Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The International Large Cap Growth Portfolio does not hedge foreign currency risk.

Derivatives Risk: Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the International Large Cap Growth Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the International Large Cap Growth Portfolio may lose money and there may be a delay in recovering the loaned securities. The International Large Cap Growth Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Portfolio and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: The International Large Cap Growth Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the International Large Cap Growth Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the International Large Cap Growth Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Large Cap Growth Portfolio Institutional Class Shares—Total Returns

January 2013-December 2019
Highest Quarter 11.79% (1/19–3/19)	Lowest Quarter -13.37% (10/18–12/18)

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Annualized Returns (%)

Periods ending December 31, 2019

	1 Year	5 Years	Since 12/20/12 Inception

International Large Cap Growth Portfolio
Return Before Taxes	26.39%	6.70%	7.21%
Return After Taxes on Distributions	25.81%	6.18%	6.64%
Return After Taxes on Distributions and Sale of Portfolio Shares	16.12%	5.21%	5.65%

MSCI World ex USA Growth Index (net dividends) (reflects no deduction for fees, expenses, or taxes on sales)	27.92%	7.18%	7.27%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the International Large Cap Growth Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the International Large Cap Growth Portfolio. The following individuals are responsible for coordinating the day to day management of the International Large Cap Growth Portfolio:

•

Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

•	Bhanu P. Singh, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

•

Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

•	Arun C. Keswani, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the International Large Cap Growth Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the International Large Cap Growth Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the International Large Cap Growth Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio

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generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the International Large Cap Growth Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400 RRD022820-DILRX 00241447